Exhibit 32

CEO & CFO SECTION 906 CERTIFICATION


       CERTIFICATION OF CHIEF EXECTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SATUSA Corporation (the "Company") on Form 10-Q for the period ending May 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kevin Nichols, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the 15th day of July, 2016.


/s/ Kevin Nichols
-----------------
    Kevin Nichols
    Chief Executive Officer and Chief Financial Officer